Exhibit 99.1

CareCloud Reports Third Quarter 2025 Results

Raises Revenue Guidance, Completes Medsphere Acquisition and Accelerates AI Initiative

SOMERSET, N.J. November 06, 2025 (GLOBE NEWSWIRE) - CareCloud, Inc. (Nasdaq: CCLD, CCLDO), a leader in healthcare technology and generative AI solutions, today announced strong financial results for the quarter ended September 30, 2025, and is increasing its full-year 2025 revenue guidance to $117 – $119 million, up from the initial range of $111 – $114 million. CareCloud delivered another quarter of profitable growth, operational discipline, and strategic progress, with quarterly revenue rising 9% year-over-year and marking its sixth consecutive quarter of positive GAAP net income. The Company’s continued focus on AI-driven innovation, successful integration of recent acquisitions, and disciplined execution reinforces its position as a growing leader in the healthcare technology sector. Management will discuss these results and the Company’s 2025 growth strategies in a live conference call today at 8:30 a.m. ET.

2025 Financial Highlights

	Three Months Ended September 30,
	2025	2024	Change
Revenue	$31.1 million	$28.5 million	9%
GAAP Net Income	$3.1 million	$3.1 million	Sustained profitability
GAAP EPS	$0.04	$(0.04)	Improved by $0.08
Adjusted Net Income	$4.4 million	$3.5 million	27%
Adjusted EBITDA	$7.7 million	$6.8 million	13%

	Nine Months Ended September 30,
	2025	2024	Change
Revenue	$86.1 million	$82.6 million	4%
GAAP Net Income	$7.9 million	$4.6 million	74%
GAAP EPS	$0.07	$(0.28)	Improved by $0.35
Adjusted Net Income	$10.0 million	$6.6 million	50%
Adjusted EBITDA	$19.9 million	$16.9 million	17%

Recent Strategic Updates

●	Acquisitions: Completed four strategic acquisitions so far this year, with two since our last earnings release

●	AI Center of Excellence: Now live and scaling, with dedicated teams driving product innovation

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Management Commentary

“We are pleased to raise our full-year 2025 revenue guidance, marking another strong quarter of execution and growth for CareCloud,” said Stephen Snyder, Co-Chief Executive Officer of CareCloud. “This performance extends our record of profitable expansion and reflects the positive impact of the Medsphere and Map App acquisitions, broadening our reach within the hospital market across both ambulatory and inpatient care settings.”

“Our recent acquisitions and AI initiatives are working hand in hand to create meaningful value for our clients and shareholders,” said A. Hadi Chaudhry, Co-Chief Executive Officer of CareCloud. “By infusing AI into acquired platforms, we’re enhancing performance, driving efficiency, and opening new cross-sell and up-sell opportunities that strengthen CareCloud’s long-term growth trajectory.”

“This quarter marks a strategic milestone for CareCloud, with a combination of significant revenue growth along with GAAP profitability and strong cash flow from operations,” said Norman Roth, Interim CFO and Corporate Controller of CareCloud. “This is our sixth consecutive quarter of positive GAAP net income and it is coupled with an increase in year-to-date revenue and adjusted EBITDA year over year. We have reduced our line of credit borrowing to $4.9 million from the $8.3 million borrowed for the Medsphere acquisition, funding the remaining balance of that acquisition in cash for a total purchase price of $16.5 million. We have continued to pay monthly preferred stock dividends from internally generated free cash flow, while simultaneously generating additional profits and cash reserves to reinvest in future growth opportunities. To date, we have declared twelve consecutive months of Preferred Stock dividends.”

2025 Guidance: Poised for Growth

CareCloud is increasing its full-year 2025 revenue guidance for the second time this year from $111 – $114 million initially, reflecting continued momentum across its core business and contributions from recent acquisitions and is now expecting:

For the Fiscal Year Ending December 31, 2025 Forward-Looking Guidance
Revenue	$117 – $119 million
Adjusted EBITDA	$26 – $28 million
Net Income Per Share (EPS)	$0.10 - $0.13

The Company is increasing its full year 2025 revenue guidance to approximately $117 to $119 million. Revenue guidance is based on management’s expectations regarding revenue from its recent acquisitions, existing clients and organic growth.

Adjusted EBITDA is expected to be $26 to $28 million for the full year 2025. EPS is expected to be $0.10 to $0.13 for the full year 2025.

Conference Call Information

CareCloud management will host a conference call today at 8:30 a.m. Eastern Time to discuss the nine months 2025 results. The live webcast of the conference call and related presentation slides can be accessed at ir.carecloud.com/events. An audio-only option is available by dialing 201-389-0920 and referencing “CareCloud, Inc. Third Quarter 2025 Results Conference Call.” Investors who opt for audio-only will need to download the related slides at ir.carecloud.com/events.

A replay of the conference call and related presentation slides will be available approximately three hours after conclusion of the call at the same link. An audio-only option can also be accessed by dialing 412-317-6671 and providing the access code 13756158.

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Use of Non-GAAP Financial Measures

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we use and discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release after the condensed consolidated financial statements. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.carecloud.com.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “forecasts,” “predicts,” “possible,” “potential,” “target,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, the impact of pandemics on our financial performance and business activities, and the expected results from the integration of our acquisitions.

These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards, compete with other companies’ products and services competitive with ours, manage and keep our information systems secure and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

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About CareCloud

CareCloud brings disciplined innovation and generative AI solutions to the business of healthcare. Our suite of technology-enabled solutions helps clients increase financial and operational performance, streamline clinical workflows and improve the patient experience. More than 45,000 providers count on CareCloud to help them improve patient care while reducing administrative burdens and operating costs. Learn more about our products and services, including revenue cycle management (RCM), practice management (PM), electronic health records (EHR), artificial intelligence (AI), business intelligence (BI), patient experience management (PXM) and digital health, at carecloud.com.

Follow CareCloud on LinkedIn, X and Facebook.

For additional information, please visit our website at carecloud.com. To listen to video presentations by CareCloud’s management team, read recent press releases and view the latest investor presentation, please visit ir.carecloud.com.

SOURCE CareCloud

Company Contact:

Norman Roth

Interim Chief Financial Officer and Corporate Controller

CareCloud, Inc.

nroth@carecloud.com

Investor Contact:

Stephen Snyder

Co-Chief Executive Officer

CareCloud, Inc.

ir@carecloud.com

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CARECLOUD, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands, except share and per share amounts)

	September 30,	December 31,
	2025	2024
	(Unaudited)
ASSETS
Current assets:
Cash	$4,258	$5,145
Restricted cash	815	-
Accounts receivable - net	15,319	12,774
Contract asset	3,957	4,334
Inventory	605	574
Current assets - related party	16	16
Prepaid expenses and other current assets	4,294	1,957
Total current assets	29,264	24,800
Property and equipment - net	6,314	5,290
Operating lease right-of-use assets	2,781	3,133
Intangible assets - net	21,257	18,698
Goodwill	30,411	19,186
Other assets	549	507
TOTAL ASSETS	$90,576	$71,614
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,693	$4,565
Accrued compensation	3,830	1,817
Accrued expenses	5,671	4,951
Operating lease liability (current portion)	1,105	1,287
Deferred revenue (current portion)	4,266	1,212
Notes payable (current portion)	149	310
Contingent consideration (current portion)	777	-
Dividend payable	714	5,438
Total current liabilities	23,205	19,580
Notes payable	230	26
Borrowings under line of credit	6,500	-
Contingent consideration	426	-
Operating lease liability	1,682	1,847
Deferred revenue	729	387
Total liabilities	32,772	21,840
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.001 par value - authorized 7,000,000 shares. Series A, issued and outstanding 984,530 and 4,526,231 shares at September 30, 2025 and December 31, 2024, respectively. Series B, issued and outstanding 1,511,372 shares at September 30, 2025 and December 31, 2024.	2	6
Common stock, $0.001 par value - authorized 85,000,000 shares. Issued 43,137,838 and 16,997,035 shares at September 30, 2025 and December 31, 2024, respectively. Outstanding 42,397,039 and 16,256,236 shares at September 30, 2025 and December 31, 2024, respectively	43	17
Additional paid-in capital	121,218	121,046
Accumulated deficit	(58,720)	(66,630)
Accumulated other comprehensive loss	(4,077)	(4,003)
Less: 740,799 common shares held in treasury, at cost at September 30, 2025 and December 31, 2024	(662)	(662)
Total shareholders’ equity	57,804	49,774
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$90,576	$71,614

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CARECLOUD, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
NET REVENUE	$31,067	$28,546	$86,076	$82,598
OPERATING EXPENSES:
Direct operating costs	16,224	15,420	46,168	45,839
Selling and marketing	1,123	1,375	3,372	4,809
General and administrative	4,887	4,378	13,577	12,127
Research and development	1,584	800	3,839	2,768
Depreciation and amortization	4,022	3,241	10,741	10,885
Restructuring costs	17	67	154	505
Total operating expenses	27,857	25,281	77,851	76,933
OPERATING INCOME	3,210	3,265	8,225	5,665
OTHER:
Interest income	95	17	188	68
Interest expense	(147)	(179)	(273)	(832)
Other (expense) income - net	(55)	60	(104)	(227)
INCOME BEFORE PROVISION FOR INCOME TAXES	3,103	3,163	8,036	4,674
Income tax provision	43	41	126	119
NET INCOME	$3,060	$3,122	$7,910	$4,555

Preferred stock dividend	1,365	3,789	5,541	9,024
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$1,695	$(667)	$2,369	$(4,469)

Net income (loss) per common share: basic and diluted	$0.04	$(0.04)	$0.07	$(0.28)
Weighted-average common shares used to compute basic and diluted loss per share	42,368,914	16,195,363	36,236,128	16,114,330

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CARECLOUD, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

($ in thousands)

	2025	2024
OPERATING ACTIVITIES:
Net income	$7,910	$4,555
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,936	11,138
Lease amortization	1,319	1,502
Provision for expected credit losses	343	284
Foreign exchange loss (gain)	60	(114)
Interest accretion	326	465
Stock-based compensation expense (benefit)	307	(191)
Changes in operating assets and liabilities:
Accounts receivable	(796)	(388)
Contract asset	461	477
Inventory	(31)	(49)
Other assets	(2,581)	(63)
Accounts payable and other liabilities	2,124	(2,206)
Deferred revenue	(492)	3
Net cash provided by operating activities	19,886	15,413
INVESTING ACTIVITIES:
Purchases of property and equipment	(2,655)	(759)
Capitalized software and other intangible assets	(2,505)	(4,385)
Payments for acquisitions	(16,040)	-
Net cash used in investing activities	(21,200)	(5,144)
FINANCING ACTIVITIES:
Preferred stock dividends paid	(4,821)	-
Payment of contingent obligations	(53)	-
Payment of tax withholding obligations on stock issued to employees	(22)	(200)
Repayments of notes payable	(378)	(478)
Proceeds from line of credit	8,343	-
Repayment of line of credit	(1,843)	(10,000)
Net cash provided by (used in) financing activities	1,226	(10,678)
EFFECT OF EXCHANGE RATE CHANGES ON CASH	16	(140)
NET DECREASE IN CASH	(72)	(549)
CASH - Beginning of the period	5,145	3,331
CASH AND RESTRICTED CASH - End of the period	$5,073	$2,782
SUPPLEMENTAL NONCASH INVESTING AND FINANCING ACTIVITIES:
Conversion of preferred stock and accrued dividends to common stock	$2,435	$-
Dividends declared, not paid	$714	$5
Purchase of prepaid insurance with assumption of note	$-	$685
Reclass of deposits for property and equipment placed in service	$-	$296
SUPPLEMENTAL INFORMATION - Cash paid during the period for:
Income taxes	$172	$145
Interest	$64	$642

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO COMPARABLE GAAP MEASURES (UNAUDITED)

The following is a reconciliation of the non-GAAP financial measures used by us to describe our financial results determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”

While management believes that these non-GAAP financial measures provide useful supplemental information to investors regarding the underlying performance of our business operations, investors are reminded to consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, it should be noted that these non-GAAP financial measures may be different from non-GAAP measures used by other companies, and management may utilize other measures to illustrate performance in the future. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.

Adjusted EBITDA to GAAP Net Income

Set forth below is a reconciliation of our “adjusted EBITDA” to our GAAP net income.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	($ in thousands)
Net revenue	$31,067	$28,546	$86,076	$82,598

GAAP net income	3,060	3,122	7,910	4,555

Provision for income taxes	43	41	126	119
Net interest expense	52	162	85	764
Foreign exchange loss (gain) / other expense	60	(57)	120	244
Stock-based compensation expense (benefit)	88	252	307	(191)
Depreciation and amortization	4,022	3,241	10,741	10,885
Transaction and integration costs	391	12	414	35
Restructuring costs	17	67	154	505
Adjusted EBITDA	$7,733	$6,840	$19,857	$16,916

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Non-GAAP Adjusted Operating Income to GAAP Operating Income

Set forth below is a reconciliation of our non-GAAP “adjusted operating income” and non-GAAP “adjusted operating margin” to our GAAP operating income and GAAP operating margin.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	($ in thousands)
Net revenue	$31,067	$28,546	$86,076	$82,598

GAAP net income	3,060	3,122	7,910	4,555
Provision for income taxes	43	41	126	119
Net interest expense	52	162	85	764
Other expense (income) - net	55	(60)	104	227
GAAP operating income	3,210	3,265	8,225	5,665
GAAP operating margin	10.3%	11.4%	9.6%	6.9%

Stock-based compensation expense (benefit)	88	252	307	(191)
Amortization of purchased intangible assets	794	75	1,076	1,501
Transaction and integration costs	391	12	414	35
Restructuring costs	17	67	154	505
Non-GAAP adjusted operating income	$4,500	$3,671	$10,176	$7,515
Non-GAAP adjusted operating margin	14.5%	12.9%	11.8%	9.1%

Non-GAAP Adjusted Net Income to GAAP Net Income

Set forth below is a reconciliation of our non-GAAP “adjusted net income” and non-GAAP “adjusted net income per share” to our GAAP net income and GAAP net income per share.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	($ in thousands)
GAAP net income	$3,060	$3,122	$7,910	$4,555

Foreign exchange loss (gain) / other expense	60	(57)	120	244
Stock-based compensation expense (benefit)	88	252	307	(191)
Amortization of purchased intangible assets	794	75	1,076	1,501
Transaction and integration costs	391	12	414	35
Restructuring costs	17	67	154	505
Non-GAAP adjusted net income	$4,410	$3,471	$9,981	$6,649

For purposes of determining non-GAAP adjusted net income per share, we used the number of common shares outstanding as of September 30, 2025 and 2024.

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	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP net income (loss) attributable to common shareholders, per share	$0.04	$(0.04)	$0.07	$(0.28)
Impact of preferred stock dividend	0.03	0.23	0.12	0.56
Net income per end-of-period share	0.07	0.19	0.19	0.28

Foreign exchange loss (gain) / other expense	0.00	0.00	0.00	0.02
Stock-based compensation expense (benefit)	0.00	0.02	0.01	(0.01)
Amortization of purchased intangible assets	0.02	0.00	0.03	0.09
Transaction and integration costs	0.01	0.00	0.01	0.00
Restructuring costs	0.00	0.00	0.00	0.03
Non-GAAP adjusted earnings per share	$0.10	$0.21	$0.24	$0.41

End-of-period common shares	42,397,039	16,221,820	42,397,039	16,221,820

Explanation of Non-GAAP Financial Measures

We report our financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, management believes that, in order to properly understand our short-term and long-term financial and operational trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and impact on continuing operations. Management also uses results of operations before such items to evaluate the operating performance of CareCloud and compare it against past periods, make operating decisions, and serve as a basis for strategic planning. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain non-cash expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods more difficult, obscure trends in ongoing operations, or reduce management’s ability to make useful forecasts. Management believes that these non-GAAP financial measures provide additional means of evaluating period-over-period operating performance. In addition, management understands that some investors and financial analysts find this information helpful in analyzing our financial and operational performance and comparing this performance to our peers and competitors.

Management uses adjusted EBITDA, adjusted operating income, adjusted operating margin, and non-GAAP adjusted net income to provide an understanding of aspects of operating results before the impact of investing and financing charges and income taxes. Adjusted EBITDA may be useful to an investor in evaluating our operating performance and liquidity because this measure excludes non-cash expenses as well as expenses pertaining to investing or financing transactions. Management defines “adjusted EBITDA” as the sum of GAAP net income (loss) before provision for (benefit from) income taxes, net interest expense, other (income) expense, stock-based compensation expense, depreciation and amortization, integration costs, transaction costs, impairment charges and changes in contingent consideration.

Management defines “non-GAAP adjusted operating income” as the sum of GAAP operating income (loss) before stock-based compensation expense, amortization of purchased intangible assets, integration costs, transaction costs, impairment charges and changes in contingent consideration, and “non-GAAP adjusted operating margin” as non-GAAP adjusted operating income divided by net revenue.

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Management defines “non-GAAP adjusted net income” as the sum of GAAP net income (loss) before stock-based compensation expense, amortization of purchased intangible assets, other (income) expense, integration costs, transaction costs, impairment charges, changes in contingent consideration, any tax impact related to these preceding items and income tax expense related to goodwill, and “non-GAAP adjusted net income per share” as non-GAAP adjusted net income divided by common shares outstanding at the end of the period, including the shares which were issued but are subject to forfeiture and considered contingent consideration.

Management considers all of these non-GAAP financial measures to be important indicators of our operational strength and performance of our business and a good measure of our historical operating trends, in particular the extent to which ongoing operations impact our overall financial performance.

In addition to items routinely excluded from non-GAAP EBITDA, management excludes or adjusts each of the items identified below from the applicable non-GAAP financial measure referenced above for the reasons set forth with respect to that excluded item:

Foreign exchange loss/other expense. Other expense is excluded because foreign currency gains and losses and other non-operating expenses are expenditures that management does not consider part of ongoing operating results when assessing the performance of our business, and also because the total amount of the expense is partially outside of our control. Foreign currency gains and losses are based on global market factors which are unrelated to our performance during the period in which the gains and losses are recorded.

Stock-based compensation expense (benefit). Stock-based compensation expense (benefit) is excluded because this is primarily a non-cash expenditure that management does not consider part of ongoing operating results when assessing the performance of our business, and also because the total amount of the expenditure is partially outside of our control because it is based on factors such as stock price, volatility, and interest rates, which may be unrelated to our performance during the period in which the expenses are incurred. Stock-based compensation expense includes cash-settled awards based on changes in the stock price.

Amortization of purchased intangible assets. Purchased intangible assets are amortized over their estimated useful lives and generally cannot be changed or influenced by management after the acquisition. Accordingly, this item is not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are recorded.

Transaction costs. Transaction costs are upfront costs related to acquisitions and related transactions, such as brokerage fees, pre-acquisition accounting costs and legal fees, and other upfront costs related to specific transactions. Management believes that such expenses do not have a direct correlation to future business operations, and therefore, these costs are not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

Integration costs. Integration costs are severance payments for certain employees relating to our acquisitions and exit costs related to terminating leases and other contractual agreements. Accordingly, management believes that such expenses do not have a direct correlation to future business operations, and therefore, these costs are not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

Restructuring costs. Restructuring costs primarily consist of severance and separation costs associated with the optimization of the Company’s operations and profitability improvements. Management believes that such expenses do not have a direct correlation to future business operations, and therefore, these costs are not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

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